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                                                                   EXHIBIT 10.01


                              STOCKHOLDER AGREEMENT

                  Stockholder Agreement (this "Agreement"), dated as of February 9, 2000, by and between Landry's Seafood Restaurants, Inc., a Delaware corporation ("Parent"), and Lyle Berman (the "Stockholder").


                              W I T N E S S E T H:

                  WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, LSR Acquisition Corp., a Delaware corporation ("Merger Sub"), and, Rainforest Cafe, Inc., a Minnesota corporation (the "Company"), are entering into an Agreement and Plan of Merger (as the same may be amended from time to time, the "Merger Agreement"), pursuant to which the Company will be merged with and into Merger Sub (the "Merger"), with Merger Sub being the surviving corporation in the Merger; and

                  WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Parent has required that the Stockholder agree, and the Stockholder has agreed, to enter into this Agreement.

                  NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, agree as follows:

                  Section 1.  Definitions.  For purposes of this Agreement:

                  (a) "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" as within the meaning of Section 13(d)(3) of the Exchange Act.

                  (b) "Company Common Stock" shall mean at any time the common stock, no par value, of the Company.


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                  (c) "Person" shall mean an individual, corporation,
partnership, joint venture, association, trust, unincorporated organization or other entity.

                  (d) Capitalized terms used and not defined herein and which are defined in the Merger Agreement have the respective meanings ascribed to such terms in the Merger Agreement.

                  Section 2. Disclosure. The Stockholder hereby permits Parent and Merger Sub to publish and disclose in the Prospectus/Proxy Statement (including all documents and schedules filed with the SEC) and other filings and communications his identity and ownership of Company Common Stock and Company Options and the nature of his commitments, arrangements and understandings under this Agreement.

                  Section 3. Voting Agreement. The Stockholder shall, at any meeting of the holders of Company Common Stock, however called, or in connection with any written consent of the holders of Company Common Stock, vote (or cause to be voted) the Company Shares then held of record or Beneficially Owned by such Stockholder: (i) in favor of the Merger, the execution and delivery by the Company of the Merger Agreement and the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof; and (ii) against any Company Takeover Proposal and against any action or agreement that would impede, frustrate, prevent or nullify this Agreement, or result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which would result in any of the conditions set forth in Article VI of the Merger Agreement not being fulfilled.

                  Section 4. No Inconsistent Arrangements. The Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, he shall not (i) transfer (which term shall include, without limitation, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of such Stockholder's Company Shares, Company Options or any interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of such Company Shares, Company Options or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to such Company Shares or Company Options, (iv) deposit such Company Shares or Company Options into a voting trust or enter into a voting agreement or arrangement with respect to such Company Shares or Company Options, or (v) take any other action that would in any way restrict, limit or interfere with the performance of his obligations hereunder or the transactions contemplated hereby or by the Merger Agreement.


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                  Section 5.  Grant of Irrevocable Proxy; Appointment of Proxy.

                  (a) The Stockholder hereby irrevocably grants to, and appoints, Tilman J. Fertitta, Steven L. Scheinthal and Paul S. West, and each of them individually, in their respective capacities as officers of Parent, and any individual who shall hereafter succeed to any such office of Parent, and each of them individually, such Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to vote such Stockholder's Company Shares, or grant a consent or approval in respect of the Company Shares in favor of the various transactions contemplated by the Merger Agreement (the "Transactions") and against any Company Takeover Proposal.

                  (b) The Stockholder represents that any proxies heretofore given in respect of such Stockholder's Company Shares are not irrevocable, and that any such proxies are hereby revoked.

                  (c) The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Stockholder's execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 5 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. The Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. The Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of
Section 302A.449 of the Minnesota Business Corporation Act.

                  Section 6. No Solicitation. The Stockholder hereby agrees, in his capacity as a stockholder of the Company, that neither such Stockholder nor any of his affiliates shall, directly or indirectly, (i) solicit, initiate or encourage (including by way of furnishing information), or take any other action knowingly designed or reasonably likely to facilitate, any inquiries or the making of any proposal which constitutes, or may reasonably be expected to lead to, any Company Takeover Proposal, or (ii) participate in any discussion or negotiations regarding any Company Takeover Proposal. The Stockholder will immediately cease any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Company Takeover Proposal. The Stockholder will immediately communicate to Parent the terms of any proposal, discussion, negotiation or inquiry such Stockholder receives in his capacity as a stockholder of the Company (and will disclose any written materials received by such Stockholder, in his capacity as a stockholder of the Company, in connection with such proposal, discussion, negotiation or inquiry) and the identity of the party making such proposal or inquiry which he may receive in respect of any such transaction.


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                  Section 7. Reasonable Best Efforts. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use their reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement and the Merger Agreement. Each party shall promptly consult with the other and provide any necessary information and material with respect to all filings made by such party with any Governmental Authority in connection with this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby.

                  Section 8. Waiver of Appraisal Rights. The Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that he may have.

                  Section 9. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent as follows:

                  (a) Ownership of Shares. Such Stockholder is the record and Beneficial Owner of the Company Shares and Company Options set forth on Schedule I hereto (collectively, the "Existing Shares"). On the date hereof, the Existing Shares set forth on Schedule I constitute all of the Company Shares and Company Options owned of record or Beneficially Owned by such Stockholder. Such Stockholder has sole voting power and sole power to issue instructions with respect to any and all of the matters set forth in this Agreement, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to any and all of the Existing Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

                  (b) Power; Binding Agreement. Such Stockholder has the legal capacity, power and authority to enter into and perform all of such Stockholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by such Stockholder will not violate any other agreement, arrangement or understanding (in each case, oral or written) to which such Stockholder is a party including, without limitation, any voting agreement, proxy arrangement, pledge agreement, shareholders agreement or voting trust. This Agreement has been duly and validly executed and delivered by such Stockholder and, assuming that this Agreement has been duly executed and delivered by the other party hereto, constitutes a valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which such Stockholder is a trustee whose consent is required for the execution and delivery of this Agreement or the consummation by such Stockholder of the transactions contemplated hereby.

                  (c) No Conflicts. Except for filings under the HSR Act and the Exchange Act, (i) no filing with, and no permit, authorization, consent or approval of, any Governmental Authority for the execution of this Agreement by such Stockholder and the consummation by

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such Stockholder of the transactions contemplated hereby and (ii) none of the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof shall (A) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Stockholder is a party or by which such Stockholder or any of his properties or assets may be bound, or (B) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Stockholder or any of his properties or assets.

                  (d) No Encumbrances. Except (i) as permitted by this Agreement and (ii) for any such Permitted Encumbrances or proxies arising under this Agreement, the Existing Shares and the certificates representing such Existing Shares are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all encumbrances, liens, restrictions, proxies, voting trusts or agreements, understandings or arrangements or any other rights whatsoever.

                  (e) No Finder's Fees. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

                  (f) Reliance by Parent. The Stockholder understands and acknowledges that Parent is entering into, and causing Merger Sub to enter into, the Merger Agreement in reliance upon such Stockholder's execution and delivery of this Agreement.

                  Section 10. Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholder as follows:

                  (a) Power; Binding Agreement. Parent has the corporate power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by Parent will not violate any other agreement, arrangement or understanding (in each case, oral or written) to which Parent is a party. This Agreement has been duly and validly executed and delivered by Parent and, assuming that this Agreement has been duly executed and delivered by the other party hereto, constitutes a valid and binding agreement of Parent, enforceable against Parent in accordance with its terms.

                  (b) No Conflicts. Except as set forth on Section 3.5 of the Purchaser Disclosure Schedule and except for filings under the HSR Act and the Exchange Act, (i) no filing with, and no permit, authorization, consent or approval of, any Governmental Authority is necessary for the execution of this Agreement by Parent and the consummation by Parent of the

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transactions contemplated hereby and (ii) none of the execution and delivery of this Agreement by Parent, the consummation by Parent of the transactions contemplated hereby or compliance by Parent with any of the provisions hereof shall (A) conflict with or result in any breach of any organizational documents applicable to Parent, (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Parent is a party or by which Parent or any of its properties or assets may be bound, or (C) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to Parent or any of its properties or assets.

                  Section 11. Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

                  Section 12. Stop Transfer. The Stockholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Existing Shares, unless such transfer is made in compliance with this Agreement. In the event of a stock dividend or distribution, or any change in the Company Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Company Shares" shall refer to and include the Company Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Company Shares may be changed or exchanged.

                  Section 13. Termination. The covenants, agreements and proxy contained in this Agreement shall terminate upon the termination of the Merger Agreement in accordance with its terms. The representations and warranties of the parties hereto shall survive any termination of this Agreement indefinitely.

                  Section 14. Miscellaneous.

                  (a) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

                  (b) Binding Agreement. This Agreement and the obligations hereunder shall attach to the Existing Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Existing Shares shall pass, whether by operation of law or otherwise, including, without limitation, a Stockholder's heirs, guardians, administrators or

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successors. Notwithstanding any transfer of Existing Shares, the transferor shall remain liable for the performance of all obligations of the transferor under this Agreement.

                  (c) Assignment. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties, provided that Parent may assign, in its sole discretion, its rights and obligations hereunder to any direct or indirect wholly owned subsidiary of Parent, but no such assignment shall relieve Parent of its obligations hereunder if such assignee does not perform such obligations.

                  (d) Amendments, Waivers, etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto.

                  (e) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if given) by hand delivery or telecopy (with a confirmation copy sent for next day delivery via courier service, such as Federal Express), or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

         If to the Stockholder:

                  Lyle Berman
                  433 Bushaway
                  Wayzata, Minnesota  55391
                  Telephone No.: (612) 473-5533

         If to Parent:

                  Landry's Seafood Restaurants, Inc.
                  1400 Post Oak Blvd., Suite 1010
                  Houston, Texas 77056
                  Attention:  Steven L. Scheinthal
                  Telephone No.:  (713) 850-1010
                  Telecopy No.:   (713) 623-4702

         Copy to:
                  Skadden, Arps, Slate, Meagher & Flom LLP
                  Four Times Square
                  New York, New York  10036
                  Attention:  Paul T. Schnell, Esq.
                  Telephone No.:  (212) 735-3000
                  Telecopy No.:   (212) 735-2001

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or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

                  (f) Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

                  (g) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach by such party of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

                  (h) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

                  (i) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  (j) No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

                  (k) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

                  (l) Jurisdiction. Each party hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery in the State of Delaware and the United States District Court for the Southern District of New York in any action, suit or proceeding arising in

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connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein). Each party hereto hereby waives any right to a trial by jury in connection with any such action, suit or proceeding.

                  (m) Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                  (n) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

                            (SIGNATURE PAGE FOLLOWS)

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Stockholder Agreement to be duly executed as of the day and year first above written.



                                    LANDRY'S SEAFOOD RESTAURANTS, INC.



                                    By: /s/ Tilman J. Fertitta
                                       -----------------------------------------
                                       Name: Tilman J. Fertitta
                                       Title: Chairman, President and Chief
                                       Executive Officer





                                        /s/ Lyle Berman
                                       -----------------------------------------
                                       Lyle Berman




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                                                                      Schedule I



                                                        Number of Company Shares
                                                        and Company options
Name of Stockholder                                     Beneficially Owned
-------------------                                     ------------------
Lyle Berman                                             1,524,749 shares
                                                        750,000 options